SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 5, 2001


                          The Network Connection, Inc.
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             (Exact Name of Registrant as specified in its charter)



          Georgia                    1-13760                     58-1712432
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



The Belgravia, 1811 Chestnut Street, Suite 110, Philadelphia, PA      19103
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       (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code (215) 832-1046



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          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(1) KPMG LLP was previously the principal accountants for The Network Connection, Inc. On February 5, 2001, The Network Connection received notification from KPMG LLP that the client-auditor relationship had ceased. Termination of this relationship was approved by The Network Connection's Board of Directors.

     The audit report of KPMG LLP on The Network Connection's consolidated balance sheet as of June 30, 2000 and the related statements of operations, stockholders equity (deficiency) and comprehensive income and cash flows for the year ended June 30, 2000 was modified and contained an explanatory paragraph regarding The Network Connection's ability to continue as a going concern. The audit report of KPMG LLP on The Network Connection's consolidated balance sheet as of June 30, 1999 and the related statements of operations, stockholders equity (deficiency) and comprehensive income and cash flows for the Transition Period ended June 30, 1999 and the year ended October 31, 1998, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal year ended June 30, 2000, the Transition Period ended June 30, 1999 and the fiscal year ended October 31, 1998 and the interim periods subsequent to June 30, 2000 through termination of the relationship, there were no disagreements between The Network Connection and KPMG LLP as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which such disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods within the meaning of Item 304(a)(1)(iv) of Regulation S-K. During the fiscal year ended June 30, 2000, the Transition Period ended June 30, 1999 and the fiscal year ended October 31, 1998 and the interim periods subsequent to June 30, 2000 through termination of the relationship there have been no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K).

     (a)(2) The Network Connection as of February 5, 2001 had engaged BDO Seidman, LLP as its independent accountants. The Network Connection's Board of Directors approved the engagement of BDO Seidman, LLP. The Network Connection has not consulted with BDO Seidman, LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on The Network Connection's financial statements or any matter that was either the subject of disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE NETWORK CONNECTION, INC.



Dated:  February 9, 2001            By: /s/ Patrick J. Fodale
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                                        Name:  Patrick J. Fodale
                                        Title: Acting Chief Financial Officer

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